Exhibit 99.1 THIRD QUARTER 2020 INVESTORS PRESENTATION Exhibit 99.1 THIRD QUARTER 2020 INVESTORS PRESENTATION

Forward-Looking Statements The information disclosed in this document, conditions nationally, regionally and in the including the statements regarding the Company’s markets, the nature and timing of prospective impact of COVID-19 includes various actions of the Federal Reserve Board and other forward-looking statements that are made in regulators, the nature and timing of legislation reliance upon the safe harbor provisions of the and regulation affecting the financial services Private Securities Litigation Reform Act of 1995. industry, government intervention in the U.S. The words “anticipates”, “projects”, “intends”, financial system, changes in federal and state tax “estimates”, “expects”, “believes”, “plans”, “may”, laws, changes in levels of market interest rates, “will”, “should”, “could”, “likely”, “uncertain” and pricing pressures on loan and deposit products, other similar expressions are intended to identify credit risks of the Company’s lending and leasing such forward-looking statements. The Company activities, successful implementation, deployment cautions that these forward-looking statements and upgrades of new and existing technology, are necessarily speculative and speak only as of systems, services and products, customers’ the date made, and are subject to numerous acceptance of the Company’s products and assumptions, risks and uncertainties, all of which services and competition. Any statements made may change over time. Actual results could differ by the Company that are not historical facts materially from such forward-looking statements. should be considered to be forward-looking The following factors, among others, could cause statements. The Company is not obligated to actual results to differ materially and adversely update and does not undertake to update any of from such forward-looking statements: changes in its forward-looking statements made herein. the financial services industry and the U.S. and global capital markets, changes in economic 2 Forward-Looking Statements The information disclosed in this document, conditions nationally, regionally and in the including the statements regarding the Company’s markets, the nature and timing of prospective impact of COVID-19 includes various actions of the Federal Reserve Board and other forward-looking statements that are made in regulators, the nature and timing of legislation reliance upon the safe harbor provisions of the and regulation affecting the financial services Private Securities Litigation Reform Act of 1995. industry, government intervention in the U.S. The words “anticipates”, “projects”, “intends”, financial system, changes in federal and state tax “estimates”, “expects”, “believes”, “plans”, “may”, laws, changes in levels of market interest rates, “will”, “should”, “could”, “likely”, “uncertain” and pricing pressures on loan and deposit products, other similar expressions are intended to identify credit risks of the Company’s lending and leasing such forward-looking statements. The Company activities, successful implementation, deployment cautions that these forward-looking statements and upgrades of new and existing technology, are necessarily speculative and speak only as of systems, services and products, customers’ the date made, and are subject to numerous acceptance of the Company’s products and assumptions, risks and uncertainties, all of which services and competition. Any statements made may change over time. Actual results could differ by the Company that are not historical facts materially from such forward-looking statements. should be considered to be forward-looking The following factors, among others, could cause statements. The Company is not obligated to actual results to differ materially and adversely update and does not undertake to update any of from such forward-looking statements: changes in its forward-looking statements made herein. the financial services industry and the U.S. and global capital markets, changes in economic 2

Corporate Profile § LBAI - NASDAQ § Founded in 1969 § 51 Branches - Serving Northern/Central NJ & Hudson Valley, NY § 8 Regional Commercial Lending Centers § 1 Commercial Loan Production Office § Financial Snapshot § Assets $7.5 Billion § Loans $5.9 Billion § Deposits $6.3 Billion (1) § Market Cap $503 Million 1 Stock Price as of September 30, 2020 - $ 9.95 3 Corporate Profile § LBAI - NASDAQ § Founded in 1969 § 51 Branches - Serving Northern/Central NJ & Hudson Valley, NY § 8 Regional Commercial Lending Centers § 1 Commercial Loan Production Office § Financial Snapshot § Assets $7.5 Billion § Loans $5.9 Billion § Deposits $6.3 Billion (1) § Market Cap $503 Million 1 Stock Price as of September 30, 2020 - $ 9.95 3

Who We Are Half a century after opening for business in Newfoundland, NJ. We have grown to a network of over 50 offices, committed to meeting the financial needs of local residents & businesses, and are proud to be characterized as the following. Traditional Commercial Bank Conservative & Consistent Scarce & Valuable Franchise Banking Philosophy § Relationship Lender § One of the Largest Publically § Diversified Commercial Real Traded Banks in NJ § Low Risk Model Estate Portfolio § One of the Lowest Cost of § Disciplined Acquirer (1) § Focus is NOT Multifamily Lending Funds in the State (1) Source: S&P Global Q3 2020 for NJ banks with total assets greater than $500 million. 4 Who We Are Half a century after opening for business in Newfoundland, NJ. We have grown to a network of over 50 offices, committed to meeting the financial needs of local residents & businesses, and are proud to be characterized as the following. Traditional Commercial Bank Conservative & Consistent Scarce & Valuable Franchise Banking Philosophy § Relationship Lender § One of the Largest Publically § Diversified Commercial Real Traded Banks in NJ § Low Risk Model Estate Portfolio § One of the Lowest Cost of § Disciplined Acquirer (1) § Focus is NOT Multifamily Lending Funds in the State (1) Source: S&P Global Q3 2020 for NJ banks with total assets greater than $500 million. 4

Balanced Loan Portfolio (1) Loan Composition Loan Portfolio Growth Consumer Residential $318 CAGR excluding acquisitions: 10.9% Mortgage 5% Leases $343 CAGR: 15.4% $116 6% 2% $5,855 Construction $5,141 $277 5% $4,460 $4,157 $3,874 C&I $752 13% $2,968 CRE $4,049 69% 2015 2016 2017 2018 2019 2020 Q3 CRE / Capital (2) 451% (1) Acquired loans of $580 in 2016, $426 in 2019 (2) Represents Lakeland Bank’s CRE to total risk based capital ratio, as of September 30, 2020, per 5 regulatory guidelines Balanced Loan Portfolio (1) Loan Composition Loan Portfolio Growth Consumer Residential $318 CAGR excluding acquisitions: 10.9% Mortgage 5% Leases $343 CAGR: 15.4% $116 6% 2% $5,855 Construction $5,141 $277 5% $4,460 $4,157 $3,874 C&I $752 13% $2,968 CRE $4,049 69% 2015 2016 2017 2018 2019 2020 Q3 CRE / Capital (2) 451% (1) Acquired loans of $580 in 2016, $426 in 2019 (2) Represents Lakeland Bank’s CRE to total risk based capital ratio, as of September 30, 2020, per 5 regulatory guidelines

Commercial Loan Portfolio Commercial Portfolio Growth Commercial Loan Composition $5,194 Owner Occupied 19% $4,468 Multifamily 18% $3,801 Retail 16% $3,511 $3,184 Industrial 11% Office 10% $2,244 Mixed 10% Commercial Constr. 5% Other 5% Portfolio *W Avg. LTV 58% Comm'l Res 1-4 Fam 4% *W Avg. DSCR 1.7 Hotels/Resturants 1% 2015 2016 2017 2018 2019 2020 Q3 CRE C&I Residential Constr. 1% Construction Equipment Finance * W Avg. LTV and DSCR as of most recent financial review 6 Commercial Loan Portfolio Commercial Portfolio Growth Commercial Loan Composition $5,194 Owner Occupied 19% $4,468 Multifamily 18% $3,801 Retail 16% $3,511 $3,184 Industrial 11% Office 10% $2,244 Mixed 10% Commercial Constr. 5% Other 5% Portfolio *W Avg. LTV 58% Comm'l Res 1-4 Fam 4% *W Avg. DSCR 1.7 Hotels/Resturants 1% 2015 2016 2017 2018 2019 2020 Q3 CRE C&I Residential Constr. 1% Construction Equipment Finance * W Avg. LTV and DSCR as of most recent financial review 6

Commercial Loan Forbearance Commercial Portfolio Forbearance By Loan Type Total Outstanding Balance $5.2 Billion Equipment Total Forbearance at June 30th: $967 Million Finance C & I $3 CRE: Owner $7 th Total Forbearance at September 30 : $152 Million 2% Occupied 5% $25 Yes 16% $152 3% CRE: Investor Owned No $117 $5,042 77% 97% Data as of September 30, 2020 7 Commercial Loan Forbearance Commercial Portfolio Forbearance By Loan Type Total Outstanding Balance $5.2 Billion Equipment Total Forbearance at June 30th: $967 Million Finance C & I $3 CRE: Owner $7 th Total Forbearance at September 30 : $152 Million 2% Occupied 5% $25 Yes 16% $152 3% CRE: Investor Owned No $117 $5,042 77% 97% Data as of September 30, 2020 7

Commercial Loan Forbearance Detail Commercial Loans with Forbearance by Property Type Recourse $152 million Retail $35 Hotels $28 Owner Occupied $25 No 28% Mixed Use $23 Office $19 Multi Family $8 Yes 72% Commercial $4 Special Use $4 Equip Finance $3 Restaurants $2 1-4 Family $1 Data as of September 30, 2020 8 Commercial Loan Forbearance Detail Commercial Loans with Forbearance by Property Type Recourse $152 million Retail $35 Hotels $28 Owner Occupied $25 No 28% Mixed Use $23 Office $19 Multi Family $8 Yes 72% Commercial $4 Special Use $4 Equip Finance $3 Restaurants $2 1-4 Family $1 Data as of September 30, 2020 8

Commercial Loan Deferment

- Summary of our exposure by property type to Borrowers on a 90 day payment deferment.
- 72% of the loans on deferment are currently making at least monthly interest payments.
- The low loan to value ratios will act as a loss mitigant.

($ in millions)	**Deferment Exposure**	**# of Loans**	**Legacy WA LTV**
Retail	$35	15	54%
Hospitality	28	3	50%
Owner Occupied	25	22	52%
Mixed Use	23	12	53%
Office	19	6	43%
Multi Family	8	3	47%
Special Use	4	3	56%
1-4 Family Residential	1	6	33%
Industrial	-	-	NA
Healthcare	-	-	NA
CRE Subtotal	**$142**	**70**	**51%**
Construction	**-**	**-**	**NA**
Commercial & Industrial	**7**	**11**	**NA**
Equipment Finance	**3**	**26**	**NA**
Total Deferred Loans	**$152**	**107**	**51%**

As of September 30, 2020.

Lakeland Bancorp, Inc.

9

Deferment Exposures by Property Type $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 At 6/30/2020 At 9/30/2020 10 In Millions Deferment Exposures by Property Type $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 At 6/30/2020 At 9/30/2020 10 In Millions

Residential and Consumer Loan Forbearance Total Outstanding Balance $661 Million Residential Consumer WA FICO 755 752 WA LTV 66% 45% Consumer Segment Residential Segment $2 $1 Million Million 1% 0% $341 $317 Million Million 99% 100% Data as of September 30, 2020 11 Residential and Consumer Loan Forbearance Total Outstanding Balance $661 Million Residential Consumer WA FICO 755 752 WA LTV 66% 45% Consumer Segment Residential Segment $2 $1 Million Million 1% 0% $341 $317 Million Million 99% 100% Data as of September 30, 2020 11

Strong Asset Quality (1) Nonaccruals / Loans (%) NPAs / Loans + OREO (%) 1.40% 2.00% 1.05% 1.50% 1.22% 0.77% 1.14% 0.74% 0.70% 0.57% 1.00% 0.64% 0.41% 0.62% 0.53% 0.50% 0.33% 0.27% 0.35% 0.50% 0.00% 0.00% 2015 2016 2017 2018 2019 2020 Q3 2015 2016 2017 2018 2019 2020 Q3 Reserves / Nonaccrual Loans (%) NCOs / Avg. Loans (%) 0.50% 350.0% 310.7% 0.40% 300.0% 259.7% 250.0% 0.30% 197.2% 189.2% 200.0% 0.19% 136.0% 0.20% 150.0% 122.4% 100.0% 0.10% 0.06% 0.05% 0.05% 50.0% 0.02% 0.00% 0.00% 0.0% 2015 2016 2017 2018 2019 2020 YTD 2015 2016 2017 2018 2019 2020 Q3 (1) NPAs include Troubled Debt Restructurings. 12 Strong Asset Quality (1) Nonaccruals / Loans (%) NPAs / Loans + OREO (%) 1.40% 2.00% 1.05% 1.50% 1.22% 0.77% 1.14% 0.74% 0.70% 0.57% 1.00% 0.64% 0.41% 0.62% 0.53% 0.50% 0.33% 0.27% 0.35% 0.50% 0.00% 0.00% 2015 2016 2017 2018 2019 2020 Q3 2015 2016 2017 2018 2019 2020 Q3 Reserves / Nonaccrual Loans (%) NCOs / Avg. Loans (%) 0.50% 350.0% 310.7% 0.40% 300.0% 259.7% 250.0% 0.30% 197.2% 189.2% 200.0% 0.19% 136.0% 0.20% 150.0% 122.4% 100.0% 0.10% 0.06% 0.05% 0.05% 50.0% 0.02% 0.00% 0.00% 0.0% 2015 2016 2017 2018 2019 2020 YTD 2015 2016 2017 2018 2019 2020 Q3 (1) NPAs include Troubled Debt Restructurings. 12

Core Deposit Focus

Deposit Composition



Jumbo Time
$183
3%
Retail Time
$961
15%
Savings and
NOW
Accounts
$3,647
58%
Demand
Deposits
$1,475
24%

Q3 Cost of Total Deposits: 0.44%
Core Deposits: 82%

Deposit Growth(2)



CAGR ex acquisitions: 12.7%
CAGR: 16.8%
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,996
$4,093
$4,369
$4,620
$5,294
$6,267
2015
2016
2017
2018
2019
2020 Q3
Core Deposits
CDs

Demand Deposit Growth(3)



CAGR ex acquisitions: 13.9%
CAGR: 17.2%
$694
$927
$967
$950
$1,124
$1,475
2015
2016
2017
2018
2019
2020 Q3

(1) Jumbo time deposits defined as time deposits above $250K
(2) Acquired deposits in 2016 = $583, 2019 = $410
(3) Acquired demand deposits in 2016 = $108, 2019 = $81

Lakeland Bancorp, Inc.

13

NJ Deposit Market Share(1)

Rank	Institution	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Valley National Bancorp	137	20,023	22.9
2	Investors Bancorp Inc.	109	16,700	19.1
3	Provident Financial Services Inc.	97	9,038	10.3
4	OceanFirst Financial Corp.	65	8,174	9.3
5	Columbia Financial Inc. (MHC)	62	6,733	7.7
6	Lakeland Bancorp Inc.	51	5,998	6.8
7	ConnectOne Bancorp Inc.	20	5,238	6.0
8	Peapack-Gladstone Financial Corp.	21	4,864	5.6
9	Kearny Financial Corp.	49	4,820	5.5
10	CRB Group Inc.	2	3,039	3.5
	Top 10 New Jersey Banks	**613**	**84,627**	**96.6**
	Total NJ Banks In Market	**1,031**	**87,621**	**100.0**

(1) Banks Headquartered in New Jersey
Source: S&P Global as of June 2020.

Lakeland Bancorp, Inc.

14

Investment Securities Portfolio Securities Composition § $895 million, or 12% of assets Equities, CRA § Primarily used for liquidity purposes Government & 2% Agencies 11% § Short term agencies, MBS, and municipals § Municipal Bond portfolio rated AA or higher 98% Municipals 19% MBS/CMO/ABS § Average Yield for Q3: 2.13% 65% § Weighted Average Life: 5.1 years Corporate Debt § Effective Duration: 3.5 years 3% § AFS is 89% of portfolio / HTM is 11% 15 Investment Securities Portfolio Securities Composition § $895 million, or 12% of assets Equities, CRA § Primarily used for liquidity purposes Government & 2% Agencies 11% § Short term agencies, MBS, and municipals § Municipal Bond portfolio rated AA or higher 98% Municipals 19% MBS/CMO/ABS § Average Yield for Q3: 2.13% 65% § Weighted Average Life: 5.1 years Corporate Debt § Effective Duration: 3.5 years 3% § AFS is 89% of portfolio / HTM is 11% 15

Mergers & Acquisitions

Highlands Bancorp


Legacy Highlands (4)
LPOs (2)

Announcement Date:	8/23/2018
Assets:	$488mm
Deal Value:	$56.7mm
Price/TBV:	1.89x
EPS Accretion:	4.0%
TBV Dilution:	~1.5%
TBV Earnback:	< 2 Years
Board Seats:	None

Rationale
- Expanding presence in Sussex, Passaic and Morris counties
- Low execution risk and achievable cost savings

Harmony Bank


Legacy Harmony (3)
LPOs (2)

Announcement Date:	2/18/2016
Assets:	$295mm
Deal Value:	$32.0mm
Price/TBV:	1.29x
EPS Accretion:	1.0%
TBV Dilution:	~0.5%
TBV Earnback:	3.5 Years
Board Seats:	None

Rationale
- Expansion into Middlesex/Monmouth/Ocean Counties
- Leverage Existing Commercial Loan Production Office
- Exclusive negotiations

Pascack Bancorp


Legacy Pascack (7)
LPOs (2)

Announcement Date:	8/4/2015
Assets:	$403mm
Deal Value:	$43.8mm
Price/TBV:	1.31x
EPS Accretion:	4.5%
TBV Dilution:	~2.7%
TBV Earnback:	3.5 Years
Board Seats:	Lawrence Inserra Jr.

Rationale
- Growth opportunity in Bergen/Essex Counties
- Exclusive negotiations

Note: Represents data at announcement date

Lakeland Bancorp, Inc.
16

Franchise Growth Total Tangible Book Value Per Core Earnings Per (1) (2) Assets Share Share CAGR: 9.6% CAGR: 15.0% $11.77 $7,522 $1.43 $11.18 $1.32 $10.22 $6,711 $9.38 $5,806 $1.11 $8.70 $5,406 $1.02 $5,093 $7.62 $0.88 $0.76 $3,870 2015 2016 2017 2018 2019 2020 Q3 2015 2016 2017 2018 2019 2020 Q3 2015 2016 2017 2018 2019 2020 YTD (1) Acquired total assets of $732 in 2016, $496 in 2019 (2) Core earnings per share excludes non-recurring items, merger related expenses and related 17 gains/losses on sale of securities Franchise Growth Total Tangible Book Value Per Core Earnings Per (1) (2) Assets Share Share CAGR: 9.6% CAGR: 15.0% $11.77 $7,522 $1.43 $11.18 $1.32 $10.22 $6,711 $9.38 $5,806 $1.11 $8.70 $5,406 $1.02 $5,093 $7.62 $0.88 $0.76 $3,870 2015 2016 2017 2018 2019 2020 Q3 2015 2016 2017 2018 2019 2020 Q3 2015 2016 2017 2018 2019 2020 YTD (1) Acquired total assets of $732 in 2016, $496 in 2019 (2) Core earnings per share excludes non-recurring items, merger related expenses and related 17 gains/losses on sale of securities

Consistent Profitability

Core Return on Assets[1] (%)



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.93%
0.96%
1.01%
1.15%
1.16%
0.73%
2015
2016
2017
2018
2019
2020 YTD

Core Return on Equity[1] (%)



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.61%
9.34%
9.35%
10.66%
10.48%
6.95%
2015
2016
2017
2018
2019
2020 YTD

Net Interest Margin (%)



4.00%
3.75%
3.50%
3.25%
3.00%
3.47%
3.41%
3.38%
3.36%
3.33%
3.09%
2015
2016
2017
2018
2019
2020 YTD

Efficiency Ratio[2] (%)



66.0%
62.0%
58.0%
54.0%
50.0%
61.1%
56.7%
53.4%
56.1%
54.8%
55.0%
2015
2016
2017
2018
2019
2020 YTD

(1) Core income excludes nonrecurring items, merger related expenses and related gains/losses on sale of securities.

(2) Source: S&P Global through 2018. Company records for 2019 & 2020.

Lakeland Bancorp, Inc.

18

2020 Quarter 3 Highlights

($mm except per share)	Q3 2019	Q3 2020
Balance Sheet		
Total Assets	$6,492	$7,522
Total Loans	4,926	5,855
Total Deposits	5,211	6,267
Consolidated Capital (%)		
TCE / TA	8.72 %	8.06 %
Tier 1 Risk-Based Ratio	11.24	10.34
Total Risk-Based Capital Ratio	13.70	12.93
Asset Quality (%)		
NPAs/ Loans + OREO[1]	0.44 %	0.64 %
NCOs/ Avg Loans	0.04	0.04
Reserves/ Gross Loans	0.78	1.11
Profitability		
Net Income	$18.9	$14.4
Diluted EPS	0.37	0.28
ROAA	1.17 %	0.76 %
ROAE	10.61	7.64
Noninterest Inc./ Operating Rev.	12.1	11.5
Net Interest Margin	3.25	2.96

- Earnings per share of $0.28 for Q3 2020 increased $0.05 from prior quarter
- Loans on payment deferral totaled $155 million at September 30, 2020 compared to $1.02 billion at June 30, 2020
- Q3 2020 total loans of $5.86 billion up $85.9 million or 1.5% compared to Q2 2020
- Q3 2020 non-accrual loans and leases to total loans of 0.57% equaled Q2 2020
- Q3 2020 total deposits of $6.27 billion up $141.0 million or 2.3% compared to Q2 2020
- Tangible book value per share of $11.77 up 8% in last 12 months

(1) NPAs include Troubled Debt Restructurings

Lakeland Bancorp, Inc.
19

Dividend History Cash Dividends Per Share $0.50 CAGR: 9.6% $0.49 $0.45 $0.40 $0.37 $0.33 $0.29 $0.27 $0.24 5.0% 5.0% Stock Dividends 2012 2013 2014 2015 2016 2017 2018 2019 2020* * YTD dividends annualized 20 Dividend History Cash Dividends Per Share $0.50 CAGR: 9.6% $0.49 $0.45 $0.40 $0.37 $0.33 $0.29 $0.27 $0.24 5.0% 5.0% Stock Dividends 2012 2013 2014 2015 2016 2017 2018 2019 2020* * YTD dividends annualized 20

LBAI Executive Summary We are proud to be characterized as follows: Industry Recognition Conservative Culture and Operating Philosophy § Recognized by Forbes as the Best Bank in § Relationship-based community bank New Jersey in 2019 § Track record of successful acquisitions and § Recognized as one of the 50 fastest growing consistent organic growth companies by NJ Biz in 2018 & 2019 § Conduct business with transparency, honesty Positive Stock Performance and integrity § Annual increase in dividends § Robust risk management infrastructure Above Peer-Level Performance Metrics § Conservatively underwritten loan and lease portfolio § Historical core profitability metrics: ROA, ROE, NIM, and efficiency ratio exceed peer averages § Diligent attention to capital management; Continued growth in net income and EPS mindful of all constituencies § Stable low efficiency ratio Dedicated and Experienced Management Team and Board Premier NJ Deposit Franchise § In January 2020, Brian Gragnolati, CEO of § Singular focus on high quality core deposits Atlantic Health Systems appointed to Board of § 24% of deposits in DDA, 82% in core (non- Directors time) deposits § Extensive in-market experience with deep community ties § Expanded depth of Management Team with larger bank experience 21 LBAI Executive Summary We are proud to be characterized as follows: Industry Recognition Conservative Culture and Operating Philosophy § Recognized by Forbes as the Best Bank in § Relationship-based community bank New Jersey in 2019 § Track record of successful acquisitions and § Recognized as one of the 50 fastest growing consistent organic growth companies by NJ Biz in 2018 & 2019 § Conduct business with transparency, honesty Positive Stock Performance and integrity § Annual increase in dividends § Robust risk management infrastructure Above Peer-Level Performance Metrics § Conservatively underwritten loan and lease portfolio § Historical core profitability metrics: ROA, ROE, NIM, and efficiency ratio exceed peer averages § Diligent attention to capital management; Continued growth in net income and EPS mindful of all constituencies § Stable low efficiency ratio Dedicated and Experienced Management Team and Board Premier NJ Deposit Franchise § In January 2020, Brian Gragnolati, CEO of § Singular focus on high quality core deposits Atlantic Health Systems appointed to Board of § 24% of deposits in DDA, 82% in core (non- Directors time) deposits § Extensive in-market experience with deep community ties § Expanded depth of Management Team with larger bank experience 21

250 Oak Ridge Road | Oak Ridge, NJ 07438 | t: 973-697-2000 | LakelandBank.com | Stock symbol: LBAI 250 Oak Ridge Road | Oak Ridge, NJ 07438 | t: 973-697-2000 | LakelandBank.com | Stock symbol: LBAI